SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 24, 2006


                               FirstBank NW Corp.
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             (Exact name of registrant as specified in its charter)


         Washington                   0-22435                 84-1389562
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State or other jurisdiction         Commission            (I.R.S. Employer
     of incorporation               File Number          Identification No.)


1300 16th Avenue, Clarkston, Washington                         99403
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number (including area code)  (509) 295-5100


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01  Regulation FD Disclosure
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         On February 24, 2006, FirstBank NW Corp. ("FirstBank") issued the attached press release concerning its request for additional information from Crescent Capital VI, L.L.C. ("Crescent") in connection with Crescent's interest in pursuing an acquisition of all of FirstBank's outstanding shares. A copy of the release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits
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         (c)      Exhibit 99.1   FirstBank NW Corp. press release dated
                                 February 24, 2006.

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRSTBANK NW CORP.


Date: February 24, 2006                By: /s/ CLYDE E. CONKLIN
                                           -------------------------------------
                                           Clyde E. Conklin
                                           President and Chief Executive Officer


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